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                                                                 Exhibit 8.a)(1)

                     FUND PARTICIPATION AGREEMENT AMENDMENT

This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated December 31, 2001 between the MONY Life Insurance Company and each of The Alger American Fund and Fred Alger & Company, Incorporated in the following manner:

1) The Agreement is amended to replace Schedule A in its entirety by the revised Schedule A attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of _______________, 2003.

                           MONY LIFE INSURANCE COMPANY

                        By: _____________________________

                       Its: _____________________________

Attest:

                       THE ALGER AMERICAN FUND


                        By: _____________________________

                       Its: _____________________________

Attest:

                       FRED ALGER & COMPANY, INCORPORATED

                        By: _____________________________

                       Its: _____________________________

Attest:

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                                   SCHEDULE A



The Alger American Fund

     Alger American Growth Portfolio
     Alger American Leveraged AllCap Portfolio
     Alger American Income and Growth Portfolio
     Alger American Small Capitalization portfolio
     Alger American Balanced Portfolio
     Alger American MidCap Growth Portfolio


The Accounts:

Separate Accounts and Dates Established      Contracts

MONY Variable Account L                      -Flexible Premium Variable
Established on November 28, 1990              Universal Life (MONY Variable
                                              Universal Life)

                                             -Last Survivor Flexible Premium
                                              Variable Universal Life (MONY
                                              Survivorship Variable Universal
                                              Life)

                                             -MONY Custom Estate Master
                                              (VUL)

                                             -MONY Custom Equity Master
                                              (SVUL)

                                             -Flexible Premium Variable Life
                                              (Corporate Sponsored Variable
                                              Universal Life)

                                             -Flexible Premium Variable
                                              Universal Life
                                              (MONY VUL C3-03/C4-04)

MONY America Variable Account A              -Flexible Payment Variable Annuity
Established on November 28, 1990              (MONY Variable Annuity)

                                             -MONY Custom Master Variable
                                              Annuity